EXHIBIT 10.9
                               PURCHASE AGREEMENT

         THIS PURCHASE AGREEMENT (the "Agreement") is entered into as of the 8th day of March, 2004, by and among Equitex, Inc., a Delaware corporation (the "Company"), and Pandora Select Partners, L.P., a British Virgin Islands limited partnership ("Pandora" or a "Purchaser"), and Whitebox Hedged High Yield Partners, L.P., a British Virgin Islands limited partnership ("Whitebox" or a "Purchaser") (together, the "Purchasers").

                                R E C I T A L S :

         WHEREAS, in consideration of $5,000,000, the Company proposes to issue to the Purchasers, and the Purchasers, severally and jointly, desire to purchase promissory notes in the form attached as Exhibit A (the "Notes") convertible at each Purchaser's option into shares of the Company's Common Stock, $0.02 par value (the "Shares"), and warrants in the form of Exhibit B (the "Warrants," and individually, a "Warrant") to purchase an aggregate of 800,000 Shares (subject to certain adjustments).

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

SECTION 1.        AGREEMENT TO SELL AND PURCHASE.

         1.1. Authorization of Transaction. On or prior to the closing under
Section 2.1 of this Agreement (the "Closing"), the Company shall have authorized the sale and issuance to the Purchasers of the Notes, Warrants and Shares issuable upon conversion of the Notes or exercise of the Warrants.

1.2. Sale and Purchase. Subject to the terms and conditions hereof, at the Closing, the Company hereby agrees to issue and sell to Purchasers, and Purchasers, severally and jointly, agree to purchase from the Company, the Notes and Warrants for an aggregate Purchase Price of $5,000,000. The principal amount of each Purchaser's Note shall be as designated by the Purchasers prior to Closing (as defined below), and the number of Shares purchasable under a Warrant shall be in the same proportion as the principal balance of a Note bears to $5,000,000.

SECTION 2.        CLOSING, DELIVERY AND PAYMENT

         2.1. Closing. The Closing shall take place at 10:00 a.m. on the date hereof at the offices of the Purchaser's legal counsel, Messerli & Kramer P.A., in Minneapolis, Minnesota, or at such other time or place as the Company and the Purchaser may mutually agree (the "Closing Date"). At the Closing, subject to the terms and conditions hereof, the Company will issue, sell and deliver to each Purchaser the Purchaser's Note and Warrant, against payment of the Purchaser's respective Purchase Price by certified check or wire transfer of immediately available funds. At that time, the Company shall also execute and deliver to the Purchasers the Registration Rights Agreement in the form attached

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as Exhibit C (the "Registration Rights Agreement") and the Security Agreement
covering certain of the Company assets (the "Company Collateral") in the form attached as Exhibit D (the "Company Security Agreement"). The Company Collateral will consist of a first priority interest in all of the outstanding common stock of Chex Services, Inc., a Minnesota corporation and wholly-owned subsidiary of the Company ("Chex"), a promissory note issued by Chex in favor of the Company in the principal amount of $5,000,000 (the "Chex Note") and the Company's interest in the Chex Note Security Agreement dated as of this date. At that time, the Company will also cause Chex to execute and deliver to the Purchasers a Guarantee of the Notes (the "Guarantee"), and a Security Agreement pledging all of Chex's assets to secure the Guarantee (the "Chex Collateral") in the form attached as Exhibit E (the "Chex Guarantee Security Agreement").

SECTION 3.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby makes the following representations and warranties to each Purchaser as of the date of the Closing.

         3.1. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Company and Chex has all requisite corporate power and authority to own and operate its respective properties and assets and to carry on its business as presently conducted and as presented proposed to be conducted. The Company has all requisite corporate power and authority to execute and deliver this Agreement, each Note, each Warrant, the Registration Rights Agreement and the Company Security Agreement (together, the "Company Transaction Documents"); to pledge the Company Collateral as security for each Note; to issue and sell the Shares upon conversion of each Note or exercise of each Warrant (the "Conversion Shares"); and to carry out the provisions of the Company Transaction Documents. Chex has all requisite corporate power and authority to execute and deliver the Chex Guarantee Security Agreement, to pledge the Chex Collateral as security for each Note and to carry out the provisions of this Agreement and the Chex Guarantee Security Agreement. Each of the Company and Chex is duly qualified and is authorized to do business and is in good standing in each jurisdiction in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to be so qualified would not have a materially adverse effect on the Company or its business, taken as a whole.

         3.2. Capitalization. The Company is authorized to issue 2,000,000 shares of Preferred Stock, par value $1,000 per share, of which 408 shares of Series D, 370 shares of Series G and 1,600 shares of Series I are issued and outstanding, and 50,000,000 shares of Common Stock, par value $0.02 per share, of which 31,752,346 shares are issued and 29,390,278 shares are outstanding. Except as set forth Schedule 3.2 or in the Company's quarterly, annual and other filings (the "SEC Reports") with the U.S. Securities and Exchange Commission (the "Commission"), the Company has no (i) outstanding options, warrants or other rights to acquire any capital stock, or securities convertible or exchangeable for capital stock or for securities themselves convertible or exchangeable for capital stock (together, "Convertible Securities") or (ii) agreement or commitment to sell or issue any shares of capital stock or Convertible Securities. All issued and outstanding shares of the Company's

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capital stock (i) have been duly authorized and validly issued, (ii) are fully paid and nonassessable, (iii) are free from any preemptive and cumulative voting rights and (iv) were issued pursuant to an effective registration statement filed with the Commission and applicable state securities authorities or pursuant to valid exemptions under federal and state securities laws. Except as set forth on Schedule 3.2, there are no outstanding rights of first refusal or proxy or shareholder agreements of any kind relating to any of the Company's securities to which the Company or any of its executive officers and directors is a party or as to which the Company otherwise has knowledge of. When issued in compliance with the provisions of the Notes or Warrants (and upon payment as provided by each such Note or Warrant), the Shares so issued will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed. Chex does not have any outstanding Convertible Securities or agreements or commitments to sell or issue any shares of capital stock or Convertible Securities.

         3.3. Authorization; Binding Obligations. All corporate action on the part of the Company and Chex, and their respective officers, directors and shareholders necessary for the authorization (in the case of the Company) of the Company Transaction Documents, and (in the case of Chex) the Guarantee and Chex Guarantee Security Agreement (together, the "Transaction Documents"), the performance of all obligations of the Company hereunder at the Closing, and the performance of the respective obligations of the Company and Chex under the Transaction Documents, including the pledge of the Company Collateral and the Chex Collateral (together, the "Collateral") as security for the Notes and Guarantee, respectively, and the authorization, sale, issuance and delivery of the Shares upon conversion of each Note or upon exercise of each Warrant has been taken. The Transaction Documents, when executed and delivered, will be valid and binding obligations of the Company and/or Chex, as applicable, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (ii) according to general principles of equity that restrict the availability of equitable remedies and (iii) to the extent that the enforceability of the indemnification provisions of the Registration Rights Agreement may be limited by applicable laws. The sale of the Shares upon exercise of each Warrant or upon conversion of each Note is not and will not be subject to any preemptive rights or rights of first refusal.

         3.4. Financial Statements. The Company's unaudited consolidated balance sheet at, and the statements of operations and cash flows for the nine months ended, September 30, 2003 (the "Latest Financial Statements" with September 30, 2003 being the "Latest Statement Date") and the audited consolidated balance sheets at, and the statements of operations, cash flows and changes in stockholders' equity of the Company for the fiscal years ended, December 31, 2002 and 2001 (all of the foregoing together, the "Financial Statements"), as contained in the SEC Reports, fairly present in all material respects the consolidated financial position, results of operations, cash flows and changes

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in stockholders' equity of the Company as of the respective dates and for the respective periods covered thereby in accordance with generally accepted accounting principles consistently applied.

         3.5. Liabilities. The Company has no material liabilities and, to the best of its knowledge, the Company knows of no material contingent liabilities not disclosed in the Latest Financial Statements or SEC Reports, except current liabilities incurred in the ordinary course of business subsequent to the Latest Statement Date that have not been, either in any individual case or in the aggregate, materially adverse.

         3.6. Certain Agreements and Actions. Except as disclosed in the SEC Reports, the Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) since the Latest Statement Date incurred any indebtedness for money borrowed or any other material liabilities out of the ordinary course of business, (iii) made any loans or advances to any person, other than ordinary advances for travel or entertainment expenses or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than in the ordinary course of business.

         3.7. Obligations of or to Related Parties. Except as disclosed on
Schedule 3.7 or in the SEC Reports, there are no obligations of the Company to officers, directors, shareholders, employees or consultants of the Company, or to any members of their immediate families or other affiliates, other than (i) for payment of salary for services rendered since the commencement of the Company's most recent payroll period, (ii) reimbursement for expenses reasonably incurred on behalf of the Company and (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). Except as disclosed on Schedule 3.7 or in the SEC Reports, none of the officers or directors, or, to the Company's knowledge, any affiliate, employee or consultant, of the Company, or, to the Company's knowledge, any members of their immediate families, are indebted to the Company for any material amount or have any direct or indirect material ownership interest in any firm, corporation or other entity with which the Company is affiliated or with which the Company has a business relationship, or any firm, corporation or other entity that competes with the Company. Except as disclosed in the SEC Reports, no officer or director, or, to the Company's knowledge, any affiliate, employee or consultant of the Company, or, to the Company's knowledge, any member of their immediate families or other affiliates, is, directly or indirectly, interested in or a party to any material contract with the Company. Except as disclosed on Schedule 3.7 or in the SEC Reports, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         3.8. Changes. Since the Latest Statement Date, and except as disclosed in the SEC Reports, there has not been, to the Company's knowledge, any event or condition of any character that, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition, operations or prospects of the Company.

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         3.9. Title to Properties and Assets; Liens. Except as set forth on
Schedule 3.9 or in the SEC Reports, the Company has good and marketable title to its properties and assets, including the properties and assets reflected in the Latest Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) those resulting from taxes that have not yet become delinquent, (ii) minor liens and encumbrances that do not materially detract from the value of the property subject thereto or materially impair the operations of the Company and (iii) those that have otherwise arisen in the ordinary course of business. All facilities, machinery, equipment, fixtures and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used, reasonable wear and tear excepted.

         3.10. Patents and Trademarks. Except as set forth on Schedule 3.10 or in the SEC Reports, the Company owns or licenses all patents, trademarks, service marks, trade names, copyrights, trade secrets, information and other proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted, without any known infringement of the rights of others. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution, delivery or performance of the Transaction Documents, the pledge of the Collateral by the Company and Chex to secure the Notes and the Guarantee, respectively, the carrying on of the Company's and Chex's business by the respective employees of the Company and Chex, nor the conduct of the Company's and Chex's business as currently conducted or proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee of the Company or Chex now obligated. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its or Chex's employees made prior to their employment by the Company or Chex, except for inventions, trade secrets or proprietary information that have been assigned to the Company or Chex.

         3.11. Compliance with Other Instruments. Except as disclosed in the SEC Reports, the Company is not in material violation or default of any term of its Articles or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Company, that, in any such case, would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. The execution, delivery, and performance of and compliance with the Transaction Documents, and the issuance and sale of the Shares upon conversion of each Note or exercise of each Warrant, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit,

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license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties that, in any such case, would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company.

         3.12. Litigation. Except as disclosed in the SEC Reports, there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement or the other agreements contemplated hereby, or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby. Except as disclosed in the SEC Reports, there is no action, suit, proceeding or investigation or, to the Company's knowledge, currently threatened against the Company that might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financial or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving asbestos and other environmental-related claims and the prior employment of any of the employees of the Company, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers. Except as disclosed in the SEC Reports, the Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

         3.13. Tax Returns and Payments. The Company has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and, to the Company's knowledge, all other taxes due and payable by the Company on or before the Closing have been paid or will be paid prior to the time they become delinquent. The Company has not been advised (i) that any of its returns, federal, state or other, have been or are being audited as of the date hereof or
(ii) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The Company has no knowledge of any liability of any tax to be imposed upon the properties or assets of the Company as of the date of this Agreement that is not adequately provided for.

         3.14. Employees. The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. Except as set forth on Schedule 3.14 or in the SEC Reports, no employee has any agreement or contract, written or verbal, regarding his employment. Except as disclosed on Schedule 3.14 or in the SEC Reports, the Company is not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any material term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and, to the Company's knowledge, the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent

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contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. Except as disclosed on
Schedule 3.14 or in the SEC Reports, no employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of key employees.

         3.15. Registration Rights. Except as disclosed in the SEC Reports or required pursuant to the Registration Rights Agreement, the Company is presently not under any obligation, and has not granted any rights, to register (as defined in the Registration Rights Agreement) any of the Company's presently outstanding securities or any of its securities that may hereafter be issued.

         3.16. Compliance with Laws; Permits. Except as disclosed in the SEC Reports, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties that would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company, including laws, rules, regulations and permits relating to gaming operations ("Gaming Rules"). No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution, delivery and performance of the Transaction Documents, the pledge of the Collateral to secure each Note and the Guarantee, or the issuance of the Shares upon conversion of each Note or exercise of each Warrant, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner, including those with respect to Gaming Rules. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, including with respect to Gaming Rules, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company, and the Company believes it can obtain any similar authority for the conduct of its business as planned to be conducted.

         3.17. Environmental and Safety Laws. Except as disclosed in the SEC Reports, neither the Company nor any of the Subsidiaries is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the Company's knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. Without limiting the foregoing, and except as disclosed in the SEC Reports:

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         (a) with respect to any real property owned, leased or otherwise utilized by the Company or its Subsidiaries ("Real Property"), neither the Company nor any Subsidiaries is or has in the past been in violation of any Hazardous Substance Law which violation could reasonably be expected to result in a material liability to the Company or its properties and assets;

         (b) none of the Company nor any of the Company's Subsidiaries nor, to the knowledge of the Company, any third party has used, released, generated, manufactured, produced or stored, in, on, under, or about any Real Property, or transported thereto or therefrom, any Hazardous Substances that could reasonably be expected to subject the Company or any of the Subsidiaries to material liability, under any Hazardous Substance Law;

         (c) to the knowledge of the Company, there are no underground tanks, whether operative or temporarily or permanently closed, located on any Real Property that could reasonably be expected to subject the Company or any of the Subsidiaries to material liability under any Hazardous Substance Law;

         (d) there are no Hazardous Substances used, stored or present at, or on, or to the knowledge of the Company that could reasonably be expected to migrate onto any Real Property, except in compliance with Hazardous Substance Laws; and

         (e) to the knowledge of the Company, there neither is nor has been any condition, circumstance, action, activity or event that could reasonably be expected to be a material violation by the Company or any of the Subsidiaries of any Hazardous Substance Law, or to result in liability to the Company or any of the Subsidiaries under any Hazardous Substance Law.

         For purposes hereof, "Hazardous Substances" means (statutory acronyms and abbreviations having the meaning given them in the definition below of "Hazardous Substances Laws") substances defined as "hazardous substances," "pollutants" or "contaminants" in Section 101 of the CERCLA; those substances defined as "hazardous waste," "hazardous materials" or "regulated substances" by the RCRA; those substances designated as a "hazardous substance" pursuant to
Section 311 of the CWA; those substances defined as "hazardous materials" in
Section 103 of the HMTA; those substances regulated as a hazardous chemical substance or mixture or as an imminently hazardous chemical substance or mixture pursuant to Sections 6 or 7 of the TSCA; those substances defined as "contaminants" by Section 1401 of the SDWA, if present in excess of permissible levels; those substances regulated by the Oil Pollution Act; those substances defined as a pesticide pursuant to Section 2(u) of the FIFRA; those substances defined as a source, special nuclear or by-product material by Section 11 of the AEA; those substances defined as "residual radioactive material" by Section 101 of the UMTRCA; those substances defined as "toxic materials" or "harmful physical agents" pursuant to Section 6 of the OSHA; those substances defined as hazardous wastes in 40 C.F.R. Part 261.3; those substances defined as hazardous waste constituents in 40 C.F.R. Part 260.10, specifically including Appendix VII and VIII of Subpart D of 40 C.F.R. Part 261; those substances designated as hazardous substances in 40 C.F.R. Parts 116.4 and 302.4; those substances

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defined as hazardous substances or hazardous materials in 49 C.F.R. Part 171.8;
those substances regulated as hazardous materials, hazardous substances, or toxic substances in 40 C.F.R. Part 1910; any chemical, material, toxin, pollutant, or waste regulated by or in any other Hazardous Substances Laws; and in the regulations adopted and publications promulgated pursuant to said laws, whether or not such regulations or publications are specifically referenced herein.

         "Hazardous Substances Law" means any of:

         (i) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) ("CERCLA");

         (ii) the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.) ("Clean Water Act" or "CWA");

         (iii) the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) ("RCRA");

         (iv) the Atomic Energy Act of 1954 (42 U.S.C. Section 2011 et seq.) ("AEA");

         (v) the Clean Air Act (42 U.S.C. Section 7401 et seq.) ("CAA");

         (vi) the Emergency Planning and Community Right to Know Act (42 U.S.C.
Section 11001 et seq.) ("EPCRA");

         (vii) the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C.
Section 136 et seq.) ("FIFRA");

         (viii) the Oil Pollution Act of 1990 (33 U.S.C.A. Section 2701 et seq.);

         (ix) the Safe Drinking Water Act (42 U.S.C. Sections 300f et seq.) ("SDWA");

         (x) the Surface Mining Control and Reclamation Act of 1974 (30 U.S.C. Sections 1201 et seq.) ("SMCRA");

         (xi) the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.) ("TSCA");

         (xii) the Hazardous Materials Transportation Act (49 U.S.C. Section 5101 et seq.) ("HMTA");

         (xiii) the Uranium Mill Tailings Radiation Control Act of 1978 (42 U.S.C. Section 7901 et seq.) ("UMTRCA");

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         (xiv) the Occupational Safety and Health Act (29 U.S.C. Section 651 et
seq.) ("OSHA"); and

         (xv) all other federal, state and local governmental rules which govern Hazardous Substances, and the regulations adopted and publications promulgated pursuant to all such foregoing laws.

         3.18. Offering Valid. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4, the offer, sale and issuance of each Note and each Warrant (and the Conversion Shares upon conversion of each Note or exercise of each Warrant) will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of the State of Minnesota.

         3.19. Insurance. The Company has fire and casualty insurance policies with coverage customary for companies similarly situated to the Company.

         3.20. Investment Company Act. The Company is not, and will not use the proceeds from each Note in a manner so as to become, an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         3.21. Security Interest in Company Collateral and Chex Collateral. Except as set forth on Schedule 3.21, the Company and Chex own their respective Collateral, free and clear of all claims, liens or encumbrances of any kind, except as contemplated by the Transaction Documents. Subject to the perfection of the security interests by effecting appropriated filings under the UCC or the retaining of possession where required, then, upon consummation of the transactions as contemplated hereby, the Purchasers together will have a first priority security interest in the Company Collateral (which consists of a first priority interest in the Chex Collateral), and a second priority security interest in the Chex Collateral by virtue of the Chex Guarantee Security Agreement.

         3.22. NASDAQ Compliance. The Company's Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") , and is listed on The Nasdaq Stock Market, Inc. SmallCap Market (the "Nasdaq Market"). The Company has taken no action designed to, or likely to have the effect of, and the transactions contemplated by this Agreement will not have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq Market. The Company has not received any notification that the Commission or the National Association of Securities Dealers, Inc. (the "NASD") is contemplating terminating such registration or listing. Without limiting the foregoing, the Transaction Documents and the transactions contemplated by them require no stockholder approval under the rules or interpretations of the Nasdaq Market.

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         3.23. Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. The SEC Reports complied in all material respects with the Commission's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, the Company satisfies the eligibility requirements for the use of Form S-2 under the Securities Act of 1933, as amended, set forth in General Instruction I to Form S-2.

         3.24. No Manipulation of Stock. Neither the Company, nor any of its directors, officers or controlling persons, has taken or will, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in, or which has constituted, stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the securities issued or issuable in connection with the transactions contemplated hereunder.

         3.25. Foreign Corrupt Practices; Sarbanes-Oxley.
         (a) Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds of the Company for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity,
(ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.
         (b) The Company is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 that are applicable to it as of the Closing Date.

3.26. Full Disclosure. The SEC Reports, as of their respective filing dates, do not contain any untrue statement of a material fact, nor, to the Company's knowledge and belief, omit to state a material fact necessary in order to make the statements contained therein not misleading.

3.27. Use of Loan Proceeds. Concurrent with the Closing, Equitex will loan $5,000,000 to Chex, and will receive in return the Chex Note, and the pledge of all of the Chex Collateral, subject to no prior liens or encumbrances, as security for the Chex Note under the terms of the Chex Note Security Agreement,.

SECTION 4.        REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER

         Each Purchaser, as to itself, hereby represents and warrants to the Company as of the Closing Date, and agrees, as follows:

         4.1. Investment Representations. Each Purchaser understands that neither the offer nor the sale of its respective Note, Warrant or Conversion Shares has been registered under the Securities Act. Each Purchaser also understands that its respective Note and Warrant are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon each Purchaser's representations contained in the Agreement. Each Purchaser hereby represents and warrants as follows:

         (a) Purchaser Bears Economic Risk. Each Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Each Purchaser acknowledges that it may have to bear the economic risk of this investment. Except as contemplated by the Registration Rights Agreement, each Purchaser has no present intention of selling or otherwise transferring its respective Note, Warrant or Conversion Shares, or any interest therein. Each Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, that such exemption may not allow each Purchaser to transfer all or any portion of its respective Note, Warrant or Conversion Shares under the circumstances, in the amounts or at the times each Purchaser might propose.

         (b) Acquisition for Own Account. Each Purchaser is acquiring its respective Note, Warrant and Conversion Shares for each Purchaser's own account for investment only, and not with a view towards their public distribution.

         (c) Purchaser Can Protect Its Interest. Each Purchaser represents that by reason of its, or of its management's, business or financial experience, each Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement, its respective Note and Warrant and the Registration Rights Agreement. Further, each Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

         (d) Accredited Investor. Each Purchaser represents that it is an accredited investor within the meaning of Regulation D of the Securities Act.

         (e) Residence. Each Purchaser represents that it is organized under the laws of the jurisdiction indicated in the opening paragraph of this Agreement and that its principal office is located in the State of Minnesota.

         (f) Rule 144. Each Purchaser acknowledges and agrees that its respective Note and Warrant, and, if issued, its Conversion Shares, must be held indefinitely unless the offer and sale of each is subsequently registered under the Securities Act or an exemption from such registration is available. Each

Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as such term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding specified limitations.

         4.2. Transfer Restrictions. Each Purchaser acknowledges and agrees that its respective Note and Warrant and, if issued, its Conversion Shares, are subject to restrictions on transfer and will bear restrictive legends.

         4.3. Acquisition of Shares. Until its Note is paid in full, no Purchaser may acquire "beneficial ownership" (as defined by Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of Shares except for those which are or may be acquired as payment on its Note, upon conversion of its Note or upon exercise of its Warrant. The foregoing covenant shall lapse upon an event of default under any Note.

SECTION 5.  CONDITIONS FOR CLOSING

         5.1. Conditions for the Company to Satisfy. The obligation of the Purchasers to purchase the Notes and Warrants as contemplated by this Agreement are subject to satisfaction of the following contingencies at or prior to
Closing:

         (a) The Company and Chex shall have obtained all third party consents required in connection herewith, including consents to pledge the Collateral to each Purchaser as security for each Note and with respect to the Gaming Rules.

         (b) The Company and Chex, where appropriate, shall have executed and delivered the Transaction Documents to the Purchasers at Closing.

         (c) The Company shall have paid Gary S. Kohler and Scot W. Malloy, together, a $150,000 cash origination fee related to the transactions contemplated hereby.

         (d) Felhaber, Larson, Fenlon & Vogt, P.A., special legal counsel to the Company, shall have delivered an opinion to the Purchasers with respect to the matters set forth in Exhibit F.

         (e) The Company shall have a cash balance (on a consolidated basis) immediately following the transactions contemplated by this Agreement, as compared to the principal and interest due under the Notes, in a ratio equal to at least 1.4 to 1.

         5.2 Conditions for the Purchasers to Satisfy. The obligation of the Company to sell the Notes and Warrants as contemplated in this Agreement is subject to the satisfaction of the following contingencies at or prior to closing:

         (a) Both Purchasers, where appropriate, shall have executed and delivered the Transaction Documents at Closing; and

         (b) Both Purchasers shall have delivered to the Company the full purchase price for the Notes and Warrants, as directed by the Company.

SECTION 6.  MISCELLANEOUS

         6.1. Governing Law. This Agreement shall be governed by the laws of the State of Minnesota as such laws are applied to agreements between Minnesota residents entered into and performed entirely in Minnesota.

         6.2. Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchasers and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         6.3. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of a Note, Warrant or Conversion Shares from time to time.

         6.4. Entire Agreement. The Transaction Documents and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         6.5. Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.6. Amendment and Waiver. This Agreement may be amended or modified, and any provision hereunder may be waived, only upon the written consent of the Company and the Purchasers.

         6.7. Notices. All notices, requests, consents, and other communications hereunder shall be in writing and shall be deemed effectively given and received when delivered in person or by national overnight courier service or by certified or registered mail, return receipt requested, or by telecopier, addressed as follows:

         (a) If to the Company, at:

                  Equitex, Inc.
                  7315 East Peakview Avenue
                  Englewood, Colorado  80111
                  Attention:  Henry Fong, President, and Ijaz Anwar, Treasurer
                  Facsimile:  (561) 624-0886 (Henry) and (952) 417-1996 (Ijaz)
                  E-mail: hfong@equitex.net and ianwar@chexss.com

                  with a copy to:

                  Felhaber, Larson, Fenlon & Vogt, P.A.
                  220 South Sixth Street, Suite 2200
                  Minneapolis, Minnesota 55402
                  Attention:  Roger H. Frommelt, Esq.
                  Facsimile: (612) 338-4608
                  E-mail:  rfrommelt@felhaber.com

         (b) If to the Purchasers, in care of:

                  Whitebox Advisors, LLC
                  3033 Excelsior Boulevard, Suite 300
                  Minneapolis, Minnesota  55416
                  Attention:  Jonathan D. Wood, Chief Financial Officer
                  Facsimile:  (612) 253-6151
                  E-mail:    jwood@whitebox-advisors.com

                  with a copy to:

                  Messerli & Kramer P.A.
                  150 South Fifth Street, Suite 1800
                  Minneapolis, Minnesota  55402
                  Attention:  Jeffrey C. Robbins, Esq.
                  Facsimile:  (612) 672-3777
                  E-mail:  jrobbins@mandklaw.com
                           ---------------------

         6.8. Indemnification by the Company. The Company agrees to indemnify and hold each Purchaser harmless against any loss, liability, damage or expense (including reasonable legal fees and costs) that either Purchaser may suffer, sustain or become subject to as a result of or in connection with the breach by the Company of any representation, warranty, covenant or agreement of the Company contained in any of the Transaction Documents.

         6.9. Expenses. At Closing, the Company shall pay or reimburse the Purchasers $20,000 as an amount of reasonable legal fees and expenses incurred together by them in connection with the transactions contemplated hereby.

         6.10. Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         6.11. Counterparts. This Agreement may be delivered via facsimile and may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         6.12 Collection Agent. The following shall relate to the enforcement of the Notes, the Guaranty, the Company Security Agreement, the Chex Guarantee Security Agreement and the Registration Rights Agreement, and shall survive until the termination of the last of the forenamed documents:

         (a) The Purchasers hereby appoint Whitebox Advisors, LLC as the initial collection agent and attorney-in-fact for the Purchasers under this Agreement (in such capacity, the "Collection Agent") to serve from the date hereof until the payment in full of each Note (and with respect to the Registration Rights Agreement, until the termination or fulfillment of the Company's obligation thereunder), or until the Collection Agent's successor is duly appointed by agreement among the Purchasers and their successors in interest and the Purchasers and their successors in interest notify the Company in writing of the newly appointed successor Collection Agent. Each Purchaser hereby authorizes the Collection Agent to act as exclusive agent of and for both Purchasers for purposes of taking any action to (i) enforce or collect on either or both of the Notes, (ii) enforce the Guarantee, (iii) enforce rights and dispose of any Collateral under the Company Security Agreement and the Chex Guarantee Security Agreement, and (iv) enforce and exercise rights under the Registration Rights Agreement. Each Purchaser agrees that it shall not take any action against the Company or Chex to enforce or collect on the Notes or the Guarantee, or enforce or exercise rights under the Registration Rights Agreement or foreclose on the Collateral, except through and as directed by the Collection Agent.

         (b) Each Purchaser hereby irrevocably authorizes the Collection Agent to take such action and to exercise such powers hereunder as provided herein or as requested in writing by either of the Purchasers. The Collection Agent may rely upon advice of counsel concerning legal matters, advice of certified public accountants with respect to accounting matters and advice of other experts as to any other mattes which it reasonably believes to be genuine or to have been presented by an appropriate person under the circumstances. The Collection Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to request and act in reliance upon the advice of counsel concerning all matters pertaining to its duties hereunder and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance therewith. The Collection Agent may take any and all actions that the Collection Agent deems necessary or appropriate, in its reasonable discretion, in exercising its powers hereunder, including, but not limited to, initiating any action in the name of the Purchasers against the Company or Chex whether on the Notes, the Guarantee, or under the Registration Rights Agreement, foreclosing on the Company Collateral and the Chex Collateral pursuant to the Company Security Agreement or the Chex Guarantee Security Agreement, respectively, or exercising any other rights available to the Collection Agent on behalf of the Purchasers at law or in equity.

         (c) The Company and Chex may rely on all orders and directions of the Collection Agent appointed under subsection (a) above as acting on behalf, and with the authority, of the Purchasers, or either of them, without liability to any Purchaser or their successors in interest. This Section 6.12 is entered into for the benefit of the Company and Chex (as a third-party beneficiary, and may not be amended or eliminated without the express written consent of both the Company and Chex.

         IN WITNESS WHEREOF, the parties hereto have hereunto affixed their signatures.

Equitex, Inc.                        Pandora Select Partners, L.P.



By       /s/ Henry Fong              By       /s/  Andrew Redleaf
  -------------------------------      ---------------------------------------
      Henry Fong, President
                                     Its      Managing Partner
                                        --------------------------------------

                                     Whitebox Hedged High Yield Partners, L.P.


                                     By       /s/  Andrew Redleaf
                                       ---------------------------------------

                                     Its      Managing Partner
                                        --------------------------------------

                                    Exhibit A
                                  Form of Note

                                    Exhibit B
                                 Form of Warrant

                                    Exhibit C
                      Form of Registration Rights Agreement

                                    Exhibit D
                       Form of Company Security Agreement

                                    Exhibit E
                    Form of Chex Guarantee Security Agreement

                                    Exhibit F
                         Form of Felhaber Legal Opinion

                                      -23-